UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

March 30, 2007

NIGHTHAWK RADIOLOGY HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51786	87-0722777
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

250 Northwest Boulevard, Suite 202

Coeur d’Alene, Idaho 83814

(Address of principal executive offices, including zip code)

(208) 676-8321

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 30, 2007, the Compensation Committee of our Board of Directors approved the 2007 Performance-Based Cash Bonus Program for our named executive officers (the “2007 Performance-Based Bonus Program”). The amounts that are eligible to be paid pursuant to the 2007 Performance-Based Bonus Program are tied to our achievement of certain financial objectives described more fully below. For each of our named executive officers other than our Executive Vice President and Chief Operating Officer, the maximum bonus potential pursuant to the 2007 Performance-Based Bonus Program is equal to 100% of such executive’s base salary. For our Executive Vice President and Chief Operating Officer, the maximum bonus potential is equal to $375,000.

•

The amounts payable under the 2007 Performance-Based Bonus Program are dependent upon our achievement of target levels of revenue and adjusted earnings per share, with each component being given equal weight in determining overall bonus levels.

•	If we achieve less than 90% of the target for revenue or for adjusted earnings per share, then no amounts will be paid under the 2007 Performance-Based Bonus Program.

•

For every 1% we exceed a threshold of 90% of the revenue target (up to 100% of the revenue target), each executive’s bonus will be increased by 2.50% such that, if we reach 100% of the revenue target, this component of the performance-based bonus will equal 25% of the executive’s maximum bonus potential.

•

For every 1% we exceed a threshold of 90% of the adjusted earnings per share target (up to 100% of the adjusted earnings per share target), each executive’s bonus will be increased by 2.50% such that, if we reach 100% of the adjusted earnings per share target, this component of the performance-based bonus will equal 25% of the executive’s maximum bonus potential.

•

For every 1% we exceed 100% of the revenue target (up to 115% of the revenue target), each executive’s bonus will be increased by 1.67% such that, if we reach 115% of the revenue target, this component of the performance-based bonus will equal 50% of the executive’s maximum bonus potential.

•

For every 1% we exceed 100% of the adjusted earnings per share target (up to 115% of the adjusted earnings per share target), the executive’s bonus will be increased accordingly by 1.67% such that if we reach 115% of the adjusted earnings per share target, this component of the performance-based bonus will equal 50% of the executive’s maximum bonus potential.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 4, 2007

NIGHTHAWK RADIOLOGY HOLDINGS, INC.

By:	/s/ Paul E. Cartee
Paul E. Cartee
Vice President and General Counsel